UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

SMARTHEAT INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34246	98-0514768
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-1, 10, Street 7 Shenyang Economic and Technological Development Zone Shenyang, China	110141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 24-2519-7699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying accountant

(a) Change of Independent Registered Public Accountant

On February 12, 2015, Goldman Kurland and Mohidin, LLP (“GKM”), the independent registered public accountant of SmartHeat Inc. (the “Company”), informed the Company’s President that, due to its plans to deregister as a member of the Public Company Accounting Oversight Board, it resigned as the Company’s independent registered public accountant. On February 15, 2015, the Audit Committee accepted the resignation of GKM and on the same date the accounting firm of MJF and Associates, LLP (“MJF”) was engaged as the Company's new independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ending December 31, 2014.

The reports of GKM on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles generally accepted in the United States of America except that the report of GKM as to the Company’s financial statement for its fiscal year ended December 31, 2013, was restated to recognize an asset impairment occurring in 2013 as a result of the sale of certain subsidiaries, as previously reported by the Company on Form 8-K on September 18, 2014.

During the Company’s two most recently audited fiscal years ended December 31, 2013 and 2012 and during the subsequent interim reporting periods through February 10, 2015 (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and GKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of GKM would have caused GKM to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such years, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided GKM with a copy of this Form 8-K and requested that GKM provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not GKM agrees with the above disclosures. A copy of GKM’s letter, dated February 17, 2015, is attached as Exhibit 16.1 to this Form 8-K.

(b) Appointment of Independent Registered Public Accountant

On February 15, 2015, the Audit Committee approved a decision to retain MJF as the Company’s independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2014 and present the matter to the Company’s stockholders at the Company’s 2015 annual general stockholders meeting.

During the Company’s two mostly recently audited fiscal years ended December 31, 2013 and 2012 and during the subsequent interim reporting periods through February 12, 2015, neither the Company nor anyone acting on its behalf consulted with MJF regarding any matters identified within Items 304(a)(2)(i) or (ii) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01- Financial Statements and Exhibits

(d) The following exhibit is furnished under Item 4.01 as part of this report:

16.1 Letter from GKM to the Securities and Exchange Commission, dated February 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTHEAT INC. (Registrant)

Date: February 16, 2015	By:	/s/ Oliver Bialowons
Name: Oliver Bialowons
Title: President